                                                                 EXHIBIT 10.29

                                  WARRANT AGREEMENT


          This WARRANT AGREEMENT, dated as of December __, 1997, is made and entered into by and among REGENCY BANCORP, a California corporation ("Bancorp"), and ____________________________(the "Warrantholder"), with reference to the following facts:

          WHEREAS, Bancorp has completed a private offering of common stock of Bancorp ("Common Stock") to certain investors (the "1997 Private Offering") pursuant to a certain Confidential Private Offering Circular (the "1997 Private Offering Circular");

          WHEREAS, Bancorp has agreed to issue to Warrantholder warrants to purchase __________ shares of Common Stock;

          NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.  CERTAIN DEFINITIONS.

          For the purposes of this Agreement,

               (a) "CLOSING PRICE" means the average of the closing bid and asked prices of a share of Common Stock as reported by Bancorp's principal market maker, or if Bancorp does not have a principal market maker, book value per share of Common Stock as of the last business day of the previous calendar month.

               (b) "COMMON STOCK EQUIVALENTS" means securities that are convertible into or exercisable for shares of Common Stock.

               (c) "EXERCISE PERIOD" means the period during which the Warrants may be exercised.

               (d) "EXERCISE PRICE" has the meaning specified in Section 4.1(b) hereof.

               (e) "EXPIRATION DATE" has the meaning specified in Section 4.1(a) hereof.

               (f) "WARRANTS" means this Warrant and all other Warrants issued pursuant to the 1997 Private Offering Circular.

               (g)  "WARRANT CERTIFICATE" has the meaning specified in
Section 2.1 hereof.

               (h) "WARRANT SHARES" means the Common Stock and "WARRANT SHARE" means one share of Common Stock purchased or purchasable upon exercise of the Warrants.

SECTION 2.  FORM OF WARRANT CERTIFICATE; PURCHASE PRICE.

          2.1 The certificates evidencing the Warrants (the "Warrant Certificates") (and the forms of election to purchase Warrant Shares and of assignment) shall be substantially in the form set forth in Exhibit A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as Bancorp may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

          2.2  Each Warrant shall entitle the holder thereof to purchase one
(1) Warrant Share upon the exercise thereof at the applicable Exercise Price subject to adjustment as provided in Section 10 hereof during the time period specified in Section 4 hereof and subject to the limitations specified in
Section 12(a) hereof; PROVIDED, HOWEVER, that the Warrants are exercisable only for whole shares; cash will be paid in lieu of fractional shares in accordance with Section 4.3. Each Warrant Certificate shall be executed on behalf of Bancorp by the manual or facsimile signature of the present or any future President or any authorized officer of Bancorp, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of Bancorp. Warrants shall be dated as of the date of their initial issuance.

SECTION 3.  REGISTRATION AND COUNTERSIGNATURE.

          Prior to due presentment for registration or transfer of the Warrant Certificates, Bancorp may deem and treat the registered holder thereof as the absolute owner of the Warrant Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than Bancorp), for the purpose of any exercise thereof and for all other purposes, and Bancorp shall not be affected by any notice to the contrary.

SECTION 4.  DURATION AND EXERCISE OF WARRANTS.

          4.1 (a) The Warrants may be exercised on or after January 1, 1998, at any time or from time to time and will expire at 5:00 P.M., Pacific Standard Time, on January 1, 2003 (the "Expiration Date"). On the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void.

               (b) Subject to the provisions of this Agreement, the registered holder of each Warrant shall have the right to purchase from Bancorp (and Bancorp shall issue and sell to such registered holder) the number of fully paid and nonassessable Warrant Shares set forth on such holder's Warrant Certificate (or such number of Warrant Shares as may result from adjustments made from time to time as provided in this Agreement), at the price of $_______ per Warrant Share in lawful money of the United States of America (such exercise price per Warrant Share, as adjusted from time to time as provided herein, being referred to herein as the "Exercise Price"), upon
(i) surrender of the Warrant Certificate to Bancorp at Bancorp's principal office in Fresno, California with the exercise form duly completed and signed by the registered holder or holders thereof, and (ii) payment by wire transfer or other immediately available funds, in lawful money of the United States of America, of the Exercise Price for the Warrant Shares in respect of which such Warrant is then being exercised.

     Upon surrender of the Warrant Certificate, and payment of the Exercise Price as provided above, Bancorp shall issue and cause to be delivered to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrants, together with payment in respect of any fraction of a Warrant Share issuable upon such surrender pursuant to Section 4.3 hereof. Upon the exercise of any Warrant, Bancorp may require the registered holder of any Warrant, or the party or parties in whose name or names the certificate or certificates for the Warrant Shares to be so purchased upon exercise of such Warrant will be issued, to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required (in the opinion of counsel to Bancorp) to permit the Warrant Shares to be issued without the prior written consent of the California Department of Corporations.

               (c) Each person in whose name any certificate for Warrant Shares is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such certificate shall be dated the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes pursuant to Section 5 hereof) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of Bancorp are closed, such person shall be deemed to have become the record holder of such Warrant Shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of Bancorp are open.

          4.2 In the event that less than all of the Warrants represented by a Warrant Certificate are exercised on or prior to the Expiration Date, a new Warrant Certificate, duly executed by Bancorp, will be issued and delivered to the registered holder for the remaining number of Warrants exercisable pursuant to the Warrant Certificate so surrendered.

          4.3 No fractional shares of Common Stock or scrip shall be issued to any holder in connection with the exercise of a Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such holder, Bancorp will pay to such holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Closing Price per share of Common Stock.

          4.4 The number of Warrant Shares to be received upon the exercise of a Warrant and the price to be paid for Warrant Share are subject to adjustment from time to time as hereinafter set forth.

SECTION 5.  PAYMENT OF TAXES

          Bancorp will pay all documentary stamp taxes attributable to the original issuance of the Warrants and of the Warrant Shares issuable upon the exercise of Warrants; PROVIDED, HOWEVER, that Bancorp shall not be required to (a) pay any tax which may be payable in respect of any transfer involving the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant or (b) issue or deliver any certificate for Warrant Shares upon the exercise of any Warrants until any such tax required to be paid under clause
(a) shall have been paid, all such tax being payable by the holder of such Warrant at the time of surrender.

SECTION 6.  MUTILATED OR MISSING WARRANTS.

          In case any of the Warrants shall be mutilated, lost, stolen or destroyed, Bancorp may in its discretion issue and deliver in exchange and substitution for and upon cancellation of, the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor evidencing the number of Warrant Shares purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to Bancorp of such loss, theft or destruction of such Warrant Certificate and an indemnity, if requested, reasonably satisfactory to Bancorp, PROVIDED that no indemnity will be requested from Warrantholder, any partner of Warrantholder or any family member or trust for the benefit of any family member of any partner of Warrantholder. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as Bancorp may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of Bancorp, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

SECTION 7.  RESERVATION OF WARRANT SHARES

          Bancorp shall at all times reserve for issuance and delivery upon exercise of the Warrants, such number of Warrant Shares or other shares of capital stock of Bancorp from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and free and clear of all liens, security interests, charges and other encumbrances and free and clear of all preemptive rights. After 5:00 P.M., Pacific Standard Time, on the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of such Warrants.

SECTION 8.  RESTRICTIONS ON TRANSFER

          Neither the Warrants nor the Warrant Shares may be disposed of, transferred or encumbered (any such action, a "Transfer") other than by will or pursuant to the laws of descent and distribution, except to a partner or employee of Warrantholder when Warrantholder is a partnership, to a stockholder, officer or director of Warrantholder or beneficiary of a trust which is a stockholder of Warrantholder when Warrantholder is a corporation, or to a member or employee of Warrantholder when Warrantholder is a limited liability company; however, after one year from the date of issuance of the Warrants a Transfer may occur providing the Warrants are exercised immediately upon such Transfer. If not exercised immediately upon a Transfer, the Warrants shall lapse.

SECTION 9.  RIGHTS OF WARRANT CERTIFICATE HOLDER

          The holder of any Warrant Certificate or Warrant shall not, by virtue thereof, be entitled to any rights of a stockholder of Bancorp, either at law or in equity, and the rights of the holder are limited to those expressed in this Agreement.

SECTION 10.  ANTIDILUTION PROVISIONS.

          The Exercise Price and the number of Warrant Shares that may be purchased upon the exercise of a Warrant and the number of Warrants outstanding will be subject to change or adjustment as follows:

               (a) STOCK DIVIDENDS AND STOCK SPLITS. If at any time after the date of issuance of the Warrants and before 5:00 P.M., Pacific Standard Time, on the Expiration Date, (i) Bancorp shall fix a record date for the issuance of any dividend payable in shares of its capital stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of any unexercised Warrant will be appropriately increased so that each holder thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted. The time of occurrence of an event giving rise to an adjustment made pursuant to this Section 10(a) shall, in the case of a subdivision or split-up, be the effective date thereof and shall, in the case of a stock dividend, be the record date thereof.

               (b) COMBINATION OF STOCK. If the number of shares of Common Stock outstanding at any time after the date of the issuance of the Warrants and before 5:00 P.M., Pacific Standard Time, on the Expiration Date shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of any unexercised Warrant will be appropriately decreased so that each holder thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted.

               (c) REORGANIZATION. If any capital reorganization of Bancorp, or any reclassification of the Common Stock, or any consolidation of Bancorp with or merger of Bancorp with or into any other corporation or any sale, lease or other transfer of all or substantially all of the assets of Bancorp to any other person (including any individual, partnership, joint venture, corporation, trust or group thereof) shall be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of the Warrants in accordance with the terms of this Agreement and the Warrant Certificate, each holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrant holder would have been entitled to receive upon exercise of the Warrants pursuant to Section 2 hereof had the Warrants been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, lease or other transfer.

               (d) SPECIAL DIVIDENDS. If (other than in a dissolution or liquidation) securities of Bancorp or assets (other than cash) are issued by the way of a dividend on outstanding shares of Common Stock, then the Exercise Price shall be adjusted so that immediately after the date fixed by Bancorp as the record date in respect of such issuance, it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the record date for the determination of the shareholders entitled to receive such dividend by a fraction, the numerator of which shall be the Closing Price on such record date less the then fair market value of the portion of the securities or assets distributed applicable to one share of Common Stock as determined by the Board of Directors of Bancorp, whose determination shall be conclusive, and the denominator of which shall be such Closing Price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

               (e) NO ADJUSTMENTS TO EXERCISE PRICE. No adjustment in the Exercise Price in accordance with the provisions of paragraphs (a), (b), (c) or (d) above need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this section shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

               (f) READJUSTMENT, ETC. If an adjustment is made under paragraph (a), (b), (c) or (d) above, and the event to which the adjustment relates does not occur, then any adjustments in the Exercise Price or Warrant Shares that were made in accordance with such paragraphs shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately prior to the record date for such event.

               (g) NO ADJUSTMENTS FOR REGULAR CASH DIVIDENDS. There shall be no adjustment in the Exercise Price as a result of any cash dividends paid out of earnings in respect of the Common Stock during the Exercise Period.

SECTION 11.  OFFICER'S CERTIFICATE.

          Whenever the number of Warrant Shares that may be purchased upon exercise of the Warrants is adjusted as required by the provisions of this Agreement, Bancorp will forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office a certificate executed by an authorized officer of Bancorp showing the adjusted number of Warrant Shares that may be purchased upon exercise of the Warrants and the adjusted Exercise Price (if any), determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the registered holder of each outstanding Warrant Certificate. Bancorp shall, forthwith after each such adjustment, cause a copy of such certificate to be mailed to each such registered holder of an outstanding Warrant Certificate.

SECTION 12.  LIMITATIONS ON EXERCISABILITY OF WARRANTS.

          Notwithstanding anything to the contrary contained herein, Bancorp may decline to issue any shares of Common Stock upon a requested exercise of any Warrant if, in Bancorp's reasonable determination based on an opinion of Bancorp's counsel, the holder desiring to exercise such Warrant is required to obtain prior clearance, approval or nondisapproval from any state or federal regulatory authority to acquire such shares and has not, prior to the date of requested exercise, provided evidence of such clearance, approval or nondisapproval to Bancorp. In the event Bancorp declines to issue any shares of Common Stock upon a requested exercise of any Warrant pursuant to the provisions of this Section 12, Bancorp shall use its best efforts to obtain any clearance or approval which is required to be obtained by Bancorp for Bancorp to so issue such shares. In the event Bancorp has not obtained such clearance or approval within 60 days after the exercise of any Warrant has been requested, the Warrant Certificate shall be returned to the registered holder thereof subject to such further exercise as may be permitted by this Agreement.

SECTION 13.  AVAILABILITY OF INFORMATION.

          Bancorp will comply with all applicable periodic public information reporting requirements of the Securities Exchange Act of 1934 and the California Corporations Code to which it may from time to time be subject.

SECTION 14.  SUCCESSORS.

          All covenants and provisions of this Agreement by or for the benefit of Bancorp or the holders of the Warrants shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

SECTION 15.  TERMINATION.

          This Agreement shall terminate at 5:00 P.M., Pacific Standard Time, on the Expiration Date or upon such earlier date on which all Warrants have been exercised.

SECTION 16.  COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

SECTION 17.  HEADINGS.

          The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 18.  AMENDMENTS.

          This Agreement may be amended by the written consent of Bancorp and the affirmative vote or the written consent of the holders of not less than a majority in interest of the then outstanding Warrants: PROVIDED, HOWEVER, that, except as expressly provided herein, this Agreement may not be amended to change (a) the Exercise Price, (b) the Exercise Period, (c) the number or type of securities to be issued upon the exercise of the Warrants, or (d) the provisions of this Section 18, without the consent of each holder of the Warrants so affected.

SECTION 19.  NOTICES.

          Any notice pursuant to this Agreement to be given by the registered holder of any Warrant to Bancorp shall be sufficiently given if sent by first-class mail, postage prepaid, addressed as follows:

                              REGENCY BANCORP
                              7060 North Fresno Street
                              Fresno, CA 93720
                              Attention:  Chief Executive Officer

     Any notice pursuant to this Agreement required to be given to the Warrantholder shall be sufficiently given if sent by first-class mail, postage prepaid, addressed as follows, or to such other address as the registered holder shall provide to Bancorp in writing:

                              _____________________________
                              _____________________________
                              _____________________________

SECTION 20.  BENEFITS OF THIS AGREEMENT.

          Nothing in this Agreement shall be construed to give any person or corporation, other than Bancorp and the registered holders of the Warrant Certificates, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Bancorp and the registered holders of the Warrants.

SECTION 21.  GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the first date written above.

REGENCY BANCORP


By:  _____________________________________
Name:  ___________________________________
Title:  __________________________________


WARRANTHOLDER


By:  ______________________________________
Name:  ____________________________________

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF CALIFORNIA OR OTHER STATES AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH OTHER LAWS. THE WARRANTS ARE NON-TRANSFERABLE EXCEPT AS PERMITTED BY THE WARRANT AGREEMENT REFERRED TO IN THIS CERTIFICATE.

NO. ___                                                     _________ WARRANTS

                                  NON-TRANSFERABLE
                          WARRANTS TO PURCHASE COMMON STOCK

                                  REGENCY BANCORP

                    VOID AFTER 5:00 P.M., PACIFIC STANDARD TIME,
                                 ON JANUARY 1, 2003

          THIS CERTIFIES THAT, FOR VALUE RECEIVED,
__________________________________________________________________________
__________________________________________________________ ("Warrantholder"),
or its registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above. Each Warrant entitles the holder thereof to purchase from Regency Bancorp, a California corporation ("Bancorp"), subject to the terms and conditions set forth hereinafter and in the Warrant Agreement hereinafter referred to, one fully paid share of Common Stock, no par value, of Bancorp (the "Common Stock").

          The Warrants may be exercised on or after the date hereof at any time or from time to time and will expire at 5:00 P.M., Pacific Standard Time, on January 1, 2003 (the "Expiration Date"). Upon the Expiration Date, all rights evidenced by the Warrants shall cease and the Warrants shall become void.

          Subject to the provisions of the Warrant Agreement, the holder of each Warrant shall have the right to purchase from Bancorp until the Expiration Date (and Bancorp shall issue and sell to such holder of a Warrant) one fully paid share of Common Stock (a "Warrant Share") at an exercise price (the "Exercise Price") of $_______ per share upon surrender of this Warrant Certificate to Bancorp at Bancorp's offices in Fresno, California, together with the form of election to purchase included with this Warrant Certificate duly completed and signed, and payment of the Exercise Price by wire transfer or other immediately available funds in lawful money of the United States.

          The Exercise Price and the number of Warrant Shares for which the Warrants are exercisable are subject to change or adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          REFERENCE IS MADE TO THE PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH BELOW, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FRONT OF THIS CERTIFICATE.

          This Warrant shall be governed by and construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Bancorp has caused this Warrant Certificate to be executed by its duly authorized officers.

DATED:                                 REGENCY BANCORP


                                       By:
                                       Name:
                                       Title:

ATTEST:


By:



          This Warrant Certificate is subject to all of the terms and conditions of the Warrant Agreement, dated as of December __, 1997 (the "Warrant Agreement"), between Bancorp and the Warrantholder, to all of which terms and conditions the registered holder of the Warrant consents by acceptance hereof. The Warrant Agreement is incorporated herein by reference and made a part hereof and reference is made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of Bancorp and the registered holders of Warrant Certificates.
 Copies of the Warrant Agreement are available for inspection at the offices of Bancorp or may be obtained upon written request addressed to Bancorp at its offices in Fresno, California.

          Bancorp shall not be required upon the exercise of the Warrants evidenced by this Warrant Certificate to issue fractional shares, but shall make adjustment therefor in cash as provided in the Warrant Agreement.

          If the Warrants evidenced by this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Certificates evidencing the number of Warrants not so exercised.

          The holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any of the rights of a stockholder in Bancorp, either at law or in equity, and the rights of the holder are limited to those expressed in the Warrant Agreement.

          If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for Bancorp's Common Stock are closed for any reasonable purpose, Bancorp shall not be required to make delivery of certificates for shares purchasable upon such transfer until the date of the reopening of said transfer books.

          Every holder of this Warrant Certificate, by accepting the same, consents and agrees with Bancorp and with every other holder of a Warrant Certificate that:

          (a) this Warrant Certificate is transferable on the registry books of Bancorp only upon the terms and conditions set forth in the Warrant Agreement; and

          (b) Bancorp may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner hereof
(notwithstanding any notation of ownership or other writing hereon made by anyone other than Bancorp) for all purposes whatever and Bancorp shall not be affected by any notice to the contrary.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right of survivorship and not as tenants in common
UNIF TRAN MIN ACT -
          _____ Custodian _____ under Uniform Transfers to Minors Act
          (Cust)              (Minor)                                   (State)

          Additional abbreviations may also be used though not in the above list.

                    Deliver to:    REGENCY BANCORP
                                   7060 North Fresno Street
                                   Fresno, California  93720

                              ELECTION TO PURCHASE

                              Dated: _____________, ____



To Regency Bancorp:

          The undersigned hereby irrevocably elects to exercise this Warrant to purchase ______________ shares of Common Stock and herewith makes payment of $_____ in payment of the Exercise Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to Bancorp and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.

Name:_____________________________________________________________
                    (Please Print)
Address:__________________________________________________________

City, State and Zip Code:_________________________________________

If such number of Warrant Shares is less than the aggregate number of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Warrant Shares to be registered in the name and at the address specified below and delivered thereto.

Name:_____________________________________________________________
                    (Please Print)
Address:__________________________________________________________

City, State and Zip Code:_________________________________________

Taxpayer Identification or Social Security Number:________________

     Signature:______________________________


NOTE: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.